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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher C. Marshall, hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of BackWeb Technologies Ltd. on Form 10-Q for the quarter ended
June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that, to the best of my knowledge, the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BackWeb Technologies Ltd. at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.




                                     By:    /s/ CHRISTOPHER C. MARSHALL
                                        ----------------------------------------
                                        Name:  Christopher C. Marshall
                                        Title: Vice President of Finance and
                                               Chief Accounting Officer
                                        Date:  August 14, 2002